UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2006

WORKSTREAM INC.

(Exact Name of Registrant as Specified in Charter)

CANADA	001-15503	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA K2K-3G1

(Address of Principal Executive Offices) (Zip Code)

(613) 270 0619

 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Independent Registered Accounting Firm.

On November 2, 2006, PricewaterhouseCoopers LLP (“PwC”) delivered written notice to Workstream Inc. (the “Company”) stating that PwC had declined to stand for re-election as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2007. The Company had utilized PwC as its auditors since its inception and was primarily serviced from PwC’s office in Ottawa, Canada, the location of the Company’s headquarters. However, with a significant portion of the books and records of the Company being maintained in Maitland, Florida, and with the requirement for the engagement partner at PwC to rotate in accordance with the relevant auditor independence rules, PwC found it increasingly challenging to efficiently service the Company. As a result of PwC’s difficulty and required partner rotation, the Board of Directors of the Company, at the recommendation of its Audit Committee, determined it necessary to engage a new independent public accounting firm.

The reports of PwC on the Company’s financial statements for the previous two fiscal years did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the previous two fiscal years and this fiscal year, there have been no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such years. During the previous two fiscal years and this fiscal year, there have been no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of this disclosure and requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of PwC’s letter, dated November 6, 2006, is filed as Exhibit 16 to this Current Report on Form 8-K.

The Board of Directors, on the advice of the Audit Committee, has proposed the engagement of Tedder, James, Worden & Associates, P.A. (“Tedder James”) to audit the Company’s financial statements for the fiscal year ending May 31, 2007, which proposal shall be voted on by the shareholders of the Company at the annual and special meeting of shareholders scheduled to be held on November 30, 2006. If the proposal to engage Tedder James is approved by the shareholders of the Company, then Tedder James will be appointed as the Company’s independent registered public accounting firm effective as of such date. Tedder James handled a substantial portion of the Company’s tax services in fiscal years 2004 and 2005. During fiscal years 2005 and 2006 and the subsequent interim period, the Company has not consulted with Tedder James with respect to any of the matters or reportable events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

16.	Letter from PwC to the Securities and Exchange Commission dated November 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSTREAM INC.

Dated: November 6, 2006	By:	/s/ Stephen Lerch
Name: Stephen Lerch Title: Executive Vice President - CFO/COO

EXHIBIT INDEX

Exhibit No.	Description

16.	Letter from PwC to the Securities and Exchange Commission dated November 6, 2006.